UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2004


                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                    0-21577             84-1100630
  (State or other jurisdiction         Commission         (I.R.S. Employer
of incorporation or organization)      File Number     Identification Number)


                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                          (303) 440-5220 (Registrant's
                     telephone number, including area code)


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                                TABLE OF CONTENTS

Item 12     Results of Operations and Financial Condition                 Page
                                                                          ----

            SIGNATURES


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The Registrant issued the press release regarding the results of operations and financial condition for the fiscal quarter-ended June 26, 2004, attached as
Exhibit 99.1 to this Current Report on Form 8-K, on August 3, 2004.

Exhibits
--------

Exhibit 99.1        Press Release of the Registrant Dated August 3, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           Wild Oats Markets, Inc.

                                           By /s/ Freya R. Brie

        Date: August 3, 2004 Executive Officer


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Exhibit 99.1. Press release dated August 3, 2004, regarding the results of operations and financial condition for the fiscal quarter-ended June 26, 2004.